EXHIBIT 32

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
               CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
               SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                   906 OF THE SARBANES-OXLEY ACT OF 2002

	The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of The Bralorne Mining Company (the "Company") on Form 10-QSB for the fiscal quarter ended August 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.


October 12, 2006                            By: /s/ Zhang Feng Ming
                                            ---------------------------
                                            Zhang Feng Ming
                                            Chief Executive Officer and
                                             Chief Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.